UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: November 12, 2008

Date of earliest event reported: November 6, 2008

KENILWORTH SYSTEMS CORPORATION

(Exact Name of Registrant as Specified in Charter)

New York	0-08962	84-1641415
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer Identification
of Incorporation)		Number)

185 Willis Avenue, Suite #4, Mineola, NY		11501
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (516) 741-1352

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On November 6, 2008, KGS, LLP resigned as Independent Registered Public Accountant of Kenilworth Systems Corporation (the “Company”). The Company’s Board of Directors, at a special meeting held on November 12, 2008 at which a quorum of Directors was present, accepted the resignation of KGS, LLP and authorized the Company to engage a new independent registered public accountant for the Board to approve and introduced for approval by the shareholders at the Annual Meeting of Shareholders on January 7, 2009, for the year ended December 31, 2009.

There were no disagreements with KGS, LLP.

Item 9.01 Financial Statement Exhibits

d. Exhibits.

16. Letters from KGS, LLP to the Securities and Exchange Commission dated November 6, 2008 and November 12, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENILWORTH SYSTEMS
CORPORATION

Dated: November 12, 2008	By:	/s/ HERBERT LINDO
Herbert Lindo
Chairman